Exhibit 99.1

Sidoti Roadshow December 17-18 Pursuing Growth • Building Value a global diversified industrial company

Forward-Looking Statements and Factors That May Affect Future Results Throughout this presentation, we make a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, these are statements about future plans, objectives, beliefs, and expectations that might or might not happen in the future, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. Accordingly, in this presentation, we may say something like, “We expect that future revenue associated with the Process Equipment Group will be influenced by order backlog.” That is a forward-looking statement, as indicated by the word “expect” and by the clear meaning of the sentence. Other words that could indicate we are making forward-looking statements include: This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking. Here is the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. For a discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Item 1A of our Form 10-K for the period ended September 30, 2013, located on our website and filed with the SEC. We assume no obligation to update or revise any forward-looking statements. Disclosure regarding forward-looking statements 2

Agenda Hillenbrand a global diversified industrial company Process Equipment Group (PEG) our high-growth business platform Batesville our time-tested and highly profitable market leader Select Financial Results 3

Hillenbrand is an attractive investment opportunity Market leading platforms with robust cash generation Strong balance sheet and cash flow Process Equipment Group represents ~2/3 of Hillenbrand revenue with attractive organic mid to high single-digit growth expected Bottom-line growth enhanced by leveraging core competencies Meaningful return of cash to shareholders, including an attractive dividend yield Annual dividend increases since HI inception (2008) Strong Financial Profile Growth Opportunity Compelling Dividend Proven Track Record Demonstrated acquisition success Proven, results-oriented management teams Strong core competencies in lean business, strategy management and talent development 4

Hillenbrand Profile 5

Hillenbrand began as a funeral products company and has diversified through acquisitions

HILLENBRAND, INC.

2007 — Hillenbrand Industries approves the separation of Hill-Rom and Batesville Casket into two independent publicly traded companies

2008 — Hillenbrand, Inc. (parent of Batesville Casket Company) begins operation April 1, 2008

2009

2010 — K-Tron Acquisition (includes TerraSource) April 1, 2010

2011 — Rotex acquisition September 1, 2011

2012 — Coperion acquisition December 1, 2012

Batesville

- Founded in 1906 and dedicated for more than 100 years to *helping families honor the lives of those they love®*
- North American leader in funeral products with a history of manufacturing excellence, product innovation, superior customer service, and reliable delivery

Process Equipment Group

- Leading global providers of compounding and extrusion equipment, bulk solids material handling equipment and systems for a wide variety of manufacturing and other industrial processes
- Serves customers through its operating companies:
  - ✓ Coperion – Compounders and extruders, materials handling equipment, feeders and pneumatic conveying equipment, system solutions, parts and services (K-Tron merged with Coperion effective 10/1/2013)
  - ✓ Rotex – Dry material separation machines and replacement parts and accessories
  - ✓ TerraSource Global– Size reduction equipment, conveying systems and screening equipment, parts and services

2013 Hillenbrand

6

 Leverage our strong financial foundation and core competencies to deliver sustainable growth and long-term value. Goals for Creating Shareholder Value • Grow organically and through acquisitions • Maintain strong balance sheet and superior cash generation Strategy Management Lean Business Intentional Talent Development Focus on long-term objectives that generate the greatest growth and value Flow value to the customer, drive out waste and pursue perfection to deliver superior results Recruit and retain top talent by providing key employees with development opportunities that stretch their abilities Stable Cash Flow and Earnings • Culture of Execution • Experienced Management Team Criteria for future acquisition candidates include: Attractive margins, strong cash generation and multiple pathways for growth Good market positions, strong brand and good growth prospects in its defined space Strong strategic fit with Hillenbrand Tuck-in Adjacent Other industrial company Ability to benefit from our core competencies and share its own competitive strengths Our growth strategy focuses on creating shareholder value 7

Two attractive platforms provide robust revenue growth Multiple pathways/end markets for growth Diversified revenue sources Parts and service revenue ~ 1/3 of total Adj EBITDA* margin > 25% Strong, predictable cash flow Batesville *See Appendix for reconciliation TerraSource Process Equipment Group 8 (K-Tron merged with Coperion effective 10/1/2013) $0 $300 $600 $900 $1,200 $1,500 $1,800 FY09 FY10 FY11 FY12 FY13 Revenue Since 2009 $ millions

We have increased our revenue diversification Geography Platform Domestic End Market Food, Chemicals, Potash, Coal, Minerals and Mining, Frac Sand, Pulp/Biomass and Pharma 9 0% 50% 100% FY09 FY14 Estimate Funeral Products Plastics Other 0% 50% 100% FY09 FY14 Estimate Americas EMEA ASIA

. . . and expect continued attractive growth $ 0.6 Billion 2013 2017 Vision 2009 $1.6 Billion Organic Revenue 24% CAGR 60% Process Equipment 40% Funeral Products Double digit growth targets 100% Funeral Products PEG will continue to become a larger portion of our portfolio due to higher growth than Batesville Additional growth from acquisitions 10

Process Equipment Group Overview 11

Our Process Equipment Group companies manufacture mission critical world-class industrial equipment Rotex Screening equipment Separating equipment Crushers Biomass handling equipment TerraSource Global Compounders and extruders Materials handling equipment Feeders and pneumatic conveying equipment System solutions Coperion (K-Tron merged with Coperion effective 10/1/2013) 12

Sampling of Blue Chip Customer Mix . . . and have attractive fundamentals Revenue Mix by Geography* Revenue Mix by Type* Balanced geographic diversification Stable revenue and attractive margins from parts and service business Highly diversified customer base with a strong history of long-term relationships with blue-chip customers Proven products with substantial brand value and recognition, combined with industry-leading applications and engineering expertise PEG Brands * FY 2014 ESTIMATE 13 Parts & Service Machines

Process Equipment Group is diversified across a broad range of attractive end markets that benefit from mega trends Mega trends driving growth Growing global population Rapidly expanding middle class Rising demand for food and energy Attractive end markets growing at GDP+ * FY 2014 Company Estimate 14

. . . and the strategy focuses on capitalizing on these mega trends to drive growth K-Tron Rotex Terra Source Coperion Develop new products, applications expertise and systems to penetrate growing markets Processed Food Plastics Fertilizer Establish scope and scale to accelerate global growth Improve access to underpenetrated geographies Russia China Leverage Coperion’s 29 global locations Leverage Coperion acquisition to accelerate revenue growth K-Tron and Rotex equipment in Coperion Systems Leverage end market expertise to access new customers and markets Coperion expansion in attractive US market through K-Tron rep. network Enhanced system capabilities Margin expansion through Lean India Brazil Energy Minerals 15 Alumina Forest Products

Process Equipment Group has a strong, sustainable financial track record that is expected to continue Expect mid-high single digit organic revenue growth Adjusted EBITDA* expected to grow at a faster rate (low to mid teens) * See Appendix for reconciliation Coperion adjusted EBITDA* margins ~9% Attractive adjusted gross margins* of 35+% on proprietary equipment and parts and service (~2/3 of revenue) ~1/3 of revenue includes 3rd party-sourced products that carry only a small up-charge 16 $ - $500 $1,000 $1,500 FY13 FY18 PEG Revenue $ in millions 0% 5% 10% 15% 20% 25% $ - $200 $400 $600 $800 $1,000 $1,200 FY 10 FY 11 FY 12 FY 13 PEG Revenue & Adj EBITDA* Margin $ in millions Revenue Adj EBITDA Margin

Batesville Overview 17

Other (100+) Batesville Importers Aurora Matthews Caskets Market Leader Grave Markers Cremation Market Leader Vaults Batesville is the industry leader in the largest and most profitable segment of the North American funeral products industry North American Funeral Products ($2.6 Billion Industry) North American Caskets (Total Revenue $1.3 Billion) Batesville (Total 2013 Revenue: $621 Million) Other, including Cremation Options®, Technology Solutions and Northstar Source: Company estimates, industry reports and public filings for FY 2013 Iconic brand with 100+ years of history Superior mix of products Industry leader in volume, revenue and margin share 18 Batesville Caskets

Batesville’s strategy is to optimize the casket business, capitalize on growth opportunities and sustain margins Optimize the Profitable Casket Business Maintain Attractive Margins Capitalize on Growth Opportunities New product development Merchandising and consultative selling Cremation Options® products – caskets, containers and urns Technology Solutions – websites & business management software Operational excellence Lean manufacturing and distribution Continuous improvement in all business processes 19

Batesville has predictable strong cash flow and attractive margins Industry Dynamics Attractive Financials Deaths expected to increase in the future as baby boomers age North American cremation rate is currently ~ 45% and increasing approximately 120-140 basis points per year Increase in future deaths expected to be offset by cremation, resulting in relatively flat burial market Historically high return on invested capital (in excess of 60%) Unusual decline in deaths in 2012 decreased demand for burial caskets, putting downward pressure on margins Adjusted EBITDA margins* improved in FY13 Relentless focus on lean to maintain attractive margins Revenue & Adj EBITDA Margin Estimated Deaths (Millions) * See Appendix for reconciliation 20 * 0% 5% 10% 15% 20% 25% 30% 35% $ - $200 $400 $600 $800 $1,000 FY 10 FY 11 FY 12 FY 13 Revenue Adj EBITDA margin

Financial Results 21

Fourth quarter consolidated revenue grew 74%, adjusted EBITDA* grew 21% on the strong contribution from the Coperion acquisition

- Coperion acquisition drove 186% Process Equipment Group revenue growth
  - Backlog increased 6% sequentially to $604 million
  - Non-Coperion PEG revenue declined 13% due to lower demand for equipment used in certain end markets, principally potash and proppants.
- Batesville revenue decreased 1% driven by the increased rate at which consumers opted for cremation.
- Adjusted EBITDA* increased 21%
  - Adjusted EBITDA* margin percentage change due to impact of Coperion's business model
    - ~1/3 revenue from 3rd party –sourced products (small up-charge)
    - ~2/3 revenue from proprietary equipment and parts & service has attractive adjusted gross margin* percentage (35+%)

Hillenbrand Q4 2013 Results
– THREE MONTHS ENDED SEPTEMBER 30

$ in millions (except EPS)	Q4 FY13	Q4 FY12
Net Revenue	$440.9	$253.5
% Year-Over-Year Growth	73.9%	9.6%
EBITDA (Adjusted)*	$68.2	$56.4
% of Revenue	15.5%	22.2%
EPS (Adjusted)*	$0.50	$0.50
Free Cash Flow*	$66	$22

2013 Hillenbrand

* See Appendix for reconciliation

22

Our FY 2013 results reflect a strong contribution from the Coperion acquisition, with 58% increase in net revenue Hillenbrand FY 2013 Results $ in millions (except EPS) FY 2013 FY 2012 Net Revenue % Year-Over-Year Growth $1,553 58.0% $983 11.3% EBITDA (Adjusted)* % of Revenue $248 15.9% $207 21.1% EPS (Adjusted)* $1.88 $1.76 Free Cash Flow* $97 $117 Net Debt** $622 $251 Coperion acquisition drove 148% Process Equipment Group revenue growth Backlog increased 6% sequentially to $604 million Non-Coperion PEG declined 9% due to the expected sharp reduction in demand for equipment that processes proppants. Batesville revenue grew 2% driven by an increase in the average selling price and volume. Adjusted EBITDA* margin percentage change due to impact of Coperion’s business model ~1/3 revenue from 3rd party –sourced products (small up-charge) ~2/3 revenue from proprietary equipment and parts & service has attractive adjusted gross margin* percentage (35+%) Free cash flow* variance driven by: Investment in Coperion working capital $18 million in business acquisition costs $17 million pension funding * See Appendix for reconciliation ** Net Debt is Total Debt less Cash 23

Hillenbrand has a history of strong financial performance *** *** Net Debt is Total Debt less Cash 24 * ** Free cash flow is defined as operating cash flow less capital expenditures FY10 includes K-Tron acquisition ($369m Net purchase price) FY11 includes Rotex acquisition ($240m Net purchase price) FY13 includes Coperion acquisition ($508m Net purchase price, including $126m pension liability) *See Appendix for reconciliation * $0 $100 $200 FY10 FY11 FY12 FY13 Free Cash Flow Base FCF Forethought $ - $500 $1,000 $1,500 $2,000 FY 10 FY 11 FY 12 FY 13 Revenue $ in millions $0 $100 $200 $300 $400 $500 $600 $700 $800 FY10 FY11 FY12 FY13 Net Debt $ - $100 $200 $300 FY 10 FY 11 FY 12 FY 13 Adjusted EBITDA $ in millions

. . . which fuels a capital deployment strategy that focuses on creating shareholder value Reinvestment for long-term growth Organic growth investments Acquisitions Meaningful dividend $0.78 per share in 2013 (41% payout ratio) Annual $0.01 increase per share per year (6 consecutive years) Attractive dividend yield: 2.7% (12/16/13) Reinvestment for Long-Term Growth Working Capital and CapEx Dividends 25

. . . and we expect attractive revenue and earnings growth in 2014 2014 Guidance Summary 2013 2014 Revenue (millions) $1,553 $1,700 Adjusted EPS* $1.88 $2.00 - $2.10 * See Appendix for reconciliation 26

Hillenbrand is an attractive investment opportunity Market leading platforms with robust cash generation Strong balance sheet and cash flow Process Equipment Group represents ~2/3 of Hillenbrand revenue with attractive organic mid to high single-digit growth expected Bottom-line growth enhanced by leveraging core competencies Meaningful return of cash to shareholders, including an attractive dividend yield Annual dividend increases since HI inception (2008) Strong Financial Profile Growth Opportunity Compelling Dividend Proven Track Record Demonstrated acquisition success Proven, results-oriented management teams Strong core competencies in lean business, strategy management and talent development 27

Appendix 28

Disclosure regarding non-GAAP measures While we report financial results in accordance with accounting principles generally accepted in the United States (GAAP), we also provide certain non-GAAP operating performance measures. These non-GAAP measures are referred to as “adjusted” and exclude expenses associated with backlog amortization, inventory step-up, business acquisitions, restructuring, and antitrust litigation. The measures also exclude the tax benefit of the international integration in fiscal year 2012 and expenses associated with long-term incentive compensation related to the international integration. The related income tax for all of these items is also excluded. This non-GAAP information is provided as a supplement, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. A non-GAAP measure that we use is Adjusted Earnings Before Interest, Income Tax, Depreciation, and Amortization (“Adjusted EBITDA”). As previously discussed, our strategy is to selectively acquire companies which can benefit from our core competencies to spur faster and more profitable growth. Given that strategy, it is a natural consequence to incur related expenses, such as amortization from acquired intangible assets and additional interest expense from debt-funded acquisitions. Accordingly, we use Adjusted EBITDA, among other measures, to monitor our business performance. We use this information internally to make operating decisions and believe it is helpful to investors because it allows more meaningful period-to-period comparisons of our ongoing operating results. The information can also be used to perform trend analysis and to better identify operating trends that may otherwise be masked or distorted by these types of items. Finally, the Company believes such information provides a higher degree of transparency for certain items. 29

Q4 FY13 & Q4 FY12 - Consolidated net income to adjusted EBITDA reconciliation ($ in millions) 30 2013 2012 Consolidated net income 23.9 $ 24.8 $ Interest income (0.3) (0.2) Interest expense 6.8 3.6 Income tax expense 11.3 9.5 Depreciation and amortization 19.1 9.4 EBITDA 60.8 $ 47.1 $ Antitrust litigation 0.1 5.0 Inventory step-up 3.1 - Business acquisition 3.6 3.0 Restructuring 0.6 1.3 Other - - Long-term incentive compensation related to the international integration - - Adjusted EBITDA 68.2 $ 56.4 $ Quarter Ended September 30,

Consolidated net income to adjusted EBITDA reconciliation ($ in millions) 31 2013 2012 2011 2010 2009 Consolidated net income 65.4 $ 104.8 $ 106.1 $ 92.3 $ 102.3 $ Interest income (0.6) (0.5) (7.4) (13.0) (14.1) Interest expense 24.0 12.4 11.0 4.2 2.1 Income tax expense 28.3 30.1 51.7 54.1 58.5 Depreciation and amortization 89.4 40.4 36.1 28.2 18.5 EBITDA 206.5 $ 187.2 $ 197.5 $ 165.8 $ 167.3 $ Antitrust litigation 0.2 5.5 1.3 5.0 2.2 Inventory step-up 21.8 - 2.8 11.6 - Business acquisition 16.0 4.2 6.3 10.5 - Sales tax recoveries - - (0.8) (4.7) - Restructuring 2.8 8.3 1.3 3.0 0.1 Other 0.2 - - - - Long-term incentive compensation related to the international integration - 2.2 - - - Adjusted EBITDA 247.5 $ 207.4 $ 208.4 $ 191.2 $ 169.6 $ Years Ended September 30,

Non-GAAP Operating Performance Measures

($ in millions)

	Three months ended December 31, 2012			Three months ended March 31, 2013			Three months ended June 30, 2013			Three months ended September 30, 2013		
	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted
Cost of goods sold	$ 194.6	$ (3.0) (a)	$ 191.6	$ 261.9	$ (9.7) (e)	$ 252.2	$ 273.7	$ (8.6) (h)	$ 265.1	$ 296.0	$ (3.9) (l)	$ 292.1
Operating expenses	86.5	(13.6) (b)	72.9	111.0	(15.2) (f)	95.8	109.4	(15.6) (i)	93.8	102.2	(8.1) (m)	94.1
Interest expense	4.5	-	4.5	6.8	(0.6) (g)	6.2	5.9	(0.5) (j)	5.4	6.8	(0.1) (n)	6.7
Other income (expense), net	0.9	(0.9) (c)	-	(0.3)	-	(0.3)	(0.3)	(0.2) (k)	(0.5)	(0.7)	-	(0.7)
Income tax expense	5.9	4.2 (d)	10.1	5.3	7.6 (d)	12.9	5.8	7.4 (d)	13.2	11.3	3.7 (d)	15.0
Net income[1]	14.3	11.5	25.8	12.7	17.9	30.6	13.3	17.1	30.4	23.1	8.4	31.5
Diluted EPS	0.23	0.18	0.41	0.20	0.29	0.49	0.21	0.27	0.48	0.37	0.13	0.50

[1] Net income attributable to Hillenbrand

P = Process Equipment Group; B = Batesville; C = Corporate

(a) Inventory step up ($2.6 P), restructuring ($0.1 P, $0.3 B)
(b) Business acquisition costs ($9.0 C), backlog amortization ($4.2 P), restructuring ($0.2 C), antitrust litigation ($0.1 B), other ($0.1 B)
(c) Acquisition-related foreign currency transactions ($0.8 C), other ($0.1 B)
(d) Tax effect of adjustments
(e) Inventory step up ($8.1 P), restructuring ($0.1 P, $1.5 B)
(f) Business acquisition costs ($0.3 P, $1.6 C), backlog amortization ($12.9 P), restructuring ($0.4 B)
(g) Business acquisition costs ($0.6 C)
(h) Inventory step up ($8.0 P), restructuring ($0.1 P, $0.5 B)
(i) Business acquisition costs ($1.0 P, $1.5 C), backlog amortization ($12.8 P), restructuring ($0.2 P), other ($0.1 B)
(j) Business acquisition costs ($0.5 C)
(k) Business acquisition costs ($0.2 C)
(l) Inventory step up ($3.1 P), restructuring ($0.6 B), business acquisition costs ($0.2 P)
(m) Business acquisition costs ($1.8 P, $1.6 C), backlog amortization ($4.6 P), antitrust litigation ($0.1 B)
(n) Business acquisition costs ($0.1 C)

2013 Hillenbrand

32

Non-GAAP Operating Performance Measures

($ in millions)

	Years Ended September 30,											
	2013			2012			2011			2010		
	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted
Cost of goods sold	$ 1,026.2	$ (25.2) (a)	$ 1,001.0	$ 594.3	$ (4.2) (f)	$ 590.1	$ 513.5	$ (2.8) (i)	$ 510.7	$ 435.9	$ (11.6) (l)	$ 424.3
Operating expenses	409.1	(52.5) (b)	356.6	240.1	(18.8) (g)	221.3	211.3	(8.9) (j)	202.4	175.4	(15.5) (m)	159.9
Interest expense	24.0	(1.2) (c)	22.8	12.4	-	12.4	11.0	-	11.0	4.2	-	4.2
Other income (expense), net	(0.4)	(1.1) (d)	(1.5)	(1.5)	-	(1.5)	10.2	-	10.2	12.7	-	12.7
Income tax expense	28.3	22.9 (e)	51.2	30.1	18.1 (h)	48.2	51.7	4.0 (k)	55.7	54.1	7.8 (n)	61.9
Net income[1]	63.4	54.9	118.3	104.8	4.9	109.7	106.1	7.7	113.8	92.3	19.3	111.6
Diluted EPS	1.01	0.87	1.88	1.68	0.08	1.76	1.71	0.13	1.84	1.49	0.31	1.80

[1]Net income attributable to Hillenbrand

P = Process Equipment Group; B = Batesville; C = Corporate

(a) Inventory step-up ($21.8 P), restructuring ($0.3 P, $2.9 B), business acquisition costs ($0.2 P)

(b) Backlog amortization ($34.5 P), business acquisition costs ($3.1 P, $13.7 C), restructuring ($0.2 P, $0.5 B, $0.2 C), antitrust litigation ($0.2 B), other ($0.1 B)

(c) Business acquisition costs ($1.2 C)

(d) Acquisition related foreign currency transactions ($0.8C), business acquisition costs ($0.2 C), other ($0.1B)

(e) Tax effect of adjustments

(f) Restructuring ($0.9 P, $3.3 B)

(g) Antitrust litigation ($5.5 B), restructuring ($2.8 P, $0.6 B, $0.9 C), business acquisition costs ($4.2 C), backlog amortization ($2.5 P), long–term incentive compensation related to the international integration ($0.2 P, $0.8 B, $1.2 C), other ($0.1 B)

(h) Tax benefit of the international integration ($10.4), tax effect of adjustments ($7.7)

(i) Inventory step-up ($2.8 P)

(j) Restructuring ($1.3 B), antitrust litigation ($1.3 B), business acquisition costs ($0.3 P, $6.0 C), backlog amortization ($0.8 P), sales tax recoveries ($0.8 B)

(k) Tax effect of adjustments

(l) Inventory step-up ($11.6 P)

(m) Business acquisition costs ($0.3 P, $10.2 C), antitrust litigation ($5.0 B), restructuring ($3.0 C),Backlog amortization ($1.7 P), LESS sales tax recoveries ($4.7).

(n) Tax effect of adjustments

2013 Hillenbrand

33

Q4 FY13 & Q4 FY12 - Cash Flow Information ($ in millions) 34 Operating Activities 2013 2012 Net Income 23.9 $ 24.8 $ Depreciation and amortization 19.1 9.4 Change in working capital (12.4) (24.8) Other, net 45.8 19.2 Net cash provided by operating activities (A) 76.4 $ 28.6 $ Capital expenditures (B) (10.8) (6.9) Acquisition of businesses, net of cash acquired - (4.4) Debt activity (51.7) (4.3) Dividends (12.2) (11.8) Other (0.1) 3.0 Net change in cash 1.6 $ 4.2 $ Free Cash Flow (A-B) 65.6 $ 21.7 $ Quarter Ended September 30,

Cash Flow Information ($ in millions) 35 Operating Activities 2013 2012 2011 2010 2009 Net Income 65.4 $ 104.8 $ 106.1 $ 92.3 $ 102.3 $ Depreciation and amortization 89.4 40.4 36.1 28.2 18.5 Interest income on Forethought Note - - (6.4) (12.0) (12.4) Forethought Note interest payment - - 59.7 10.0 - Change in working capital (12.3) (19.8) (16.4) 16.9 6.5 Other, net (15.3) 12.8 10.4 (17.2) 8.3 Net cash provided by operating activities (A) 127.2 $ 138.2 $ 189.5 $ 118.2 $ 123.2 $ Capital expenditures (B) (29.9) (20.9) (21.9) (16.3) (10.0) Forethought Note principal repayment - - 91.5 - - Acquisition of businesses, net of cash acquired (415.7) (4.4) (240.9) (371.5) - Proceeds from redemption and sales, and ARS and investments 1.7 0.8 12.4 37.2 2.3 Debt activity 385.6 (162.3) 28.1 334.2 (40.0) Dividends (48.7) (47.6) (46.9) (46.2) (45.6) Purchase of common stock - - (3.8) - (12.5) Other 2.3 0.9 9.1 7.6 3.1 Net change in cash 22.5 $ (95.3) $ 17.1 $ 63.2 $ 20.5 $ Free Cash Flow (A-B) 97.3 $ 117.3 $ 167.6 $ 101.9 $ 113.2 $ Years Ended September 30,